UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2009

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Ferrellgas, Inc. Unaudited Balance Sheets

We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc. and subsidiaries.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2009, the members of the Board of Directors Compensation Committee authorized us and our general partner to enter into three-year employment agreements with each of the following six executive officers:

• Stephen L. Wambold, President and Chief Operating Officer,

• James R. VanWinkle, Senior Vice President and Chief Financial Officer,

• Jennifer Boren, Vice President, Information Technology,

• Tod Brown, Senior Vice President, Ferrellgas and President, Blue Rhino,

• Eugene D. Caresia, Vice President, Human Resources, and

• George L. Koloroutis, Senior Vice President, Ferrellgas and President,
Ferrell North America.

The agreements contain the following provisions, among others:

Cancellation of Amended and Restated Change in Control Agreements dated as of March 5, 2008 for Stephen L. Wambold, Tod Brown, Eugene D. Caresia and George L. Koloroutis. Cancellation of Change in Control Agreements dated as of March 5, 2008 for James R. VanWinkle and dated as of December 8, 2008 for Jennifer Boren.

During the agreement term, while the executive is employed by Ferrellgas, Inc. (the "Company"), the executive shall i) receive a base salary payable in accordance with the regular payroll practices of the Company; ii) be eligible to participate in employee benefit plans and programs maintained by the Company, subject to the terms and conditions of such plans; iii) be entitled to bonuses from the Company as determined by the Board of Directors of the Company; and iv) be reimbursed by the Company in accordance with the Company's expense reimbursement policy, for reasonable out-of-pocket expenses.

Under the terms of the agreements, if any of the above mentioned executive officer’s employment with us is terminated for any reason, that executive officer will be entitled to the following payments i) the executive's earned but unpaid salary for the period ending on the executive's termination date; ii) the executive's accrued but unpaid vacation pay for the period ending with the executive's termination date; iii) the executive's unreimbursed business expenses; and iv) any amounts payable to the executive under the terms of any employee benefit plan.

Under the terms of the agreements, if any of the above mentioned executive officer’s employment with us is terminated for any reason other than for cause (as defined in the agreements) or by the executive for good reason (as defined in the agreements), that executive officer will be entitled to the following payments and benefits i) a payment equal to two times the executive's salary; ii) a payment equal to two times the executive's target bonus; iii) for the two year period following the termination date, the executive will be entitled to receive continuing group medical coverage; and iv) a lump sum payment of $12,000 for professional outplacement services.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 10.1 - Employment Agreement by and between Ferrellgas, Inc. and Stephen L. Wambold
Exhibit 10.2 - Employment Agreement by and between Ferrellgas, Inc. and James R. VanWinkle
Exhibit 10.3 - Employment Agreement by and between Ferrellgas, Inc. and Jennifer Boren
Exhibit 10.4 - Employment Agreement by and between Ferrellgas, Inc. and Tod Brown
Exhibit 10.5 - Employment Agreement by and between Ferrellgas, Inc. and Eugene D. Caresia
Exhibit 10.6 - Employment Agreement by and between Ferrellgas, Inc. and George L. Koloroutis
Exhibit 99.15 - Ferrellgas, Inc. and subsidiaries condensed consolidated balance sheets (unaudited) as of April 30, 2009 and July 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

August 10, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

August 10, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

August 10, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

August 10, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between Ferrellgas, Inc. and Stephen L. Wambold
10.2	Employment Agreement by and between Ferrellgas, Inc. and James R. VanWinkle
10.3	Employment Agreement by and between Ferrellgas, Inc. and Jennifer Boren
10.4	Employment Agreement by and between Ferrellgas, Inc. and Tod Brown
10.5	Employment Agreement by and between Ferrellgas, Inc. and Eugene D. Caresia
10.6	Employment Agreement by and between Ferrellgas, Inc. and George L. Koloroutis
99.15	Ferrellgas, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (unaudited) as of April 30, 2009 and July 31, 2008